UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 18, 2007

MARVELL TECHNOLOGY GROUP LTD.

(Exact name of registrant as specified in its charter)

Bermuda	0-30877	77-0481679
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Canon’s Court

22 Victoria Street

Hamilton HM 12

Bermuda

(Address of principal executive offices)

(441) 296-6395

(Registrant’s telephone number,

including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

Pursuant to section 5.12 of the credit agreement by and among Marvell Technology Group Ltd. (the “Company”), the lenders party thereto, Credit Suisse, Cayman Islands Branch (“Credit Suisse”), as administrative agent, LaSalle Bank National Association, as syndication agent, and Keybank National Association and Commerzbank AG, as co-documentation agents (the “Credit Agreement”) dated November 8, 2006, Marvell Technology, Inc. (“MTI”), a wholly-owned subsidiary of the Company, entered into a deed of trust, security agreement, assignment of rents and leases and fixtures filing on May 18, 2007 to First American Title Insurance Company, as trustee in favor of Credit Suisse, Cayman Island Branch, in its capacity as Agent (“Deed of Trust”) granting Credit Suisse a security interest in the property on which the Company’s U.S. headquarters is located.   In addition, on May 18, 2007, MTI, Marvell Semiconductor, Inc. and four other subsidiaries of the Company entered into a security agreement with Credit Suisse whereby each subsidiary granted Credit Suisse a security interest in, among other things, and subject to certain exceptions, then owned and thereafter acquired:  (a) accounts receivable, (b) bank accounts and securities accounts, (c) equipment, and (d) inventory.

The foregoing descriptions of the Deed of Trust and Security Agreement are qualified in their entirety by reference to the full text of the applicable agreement, copies of which is attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

10.1

Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing by and from Marvell Technology, Inc., First American Title Insurance Company and Credit Suisse, Cayman Island Branch dated May 18, 2007.

10.2	Security Agreement among the Guarantors party thereto and Credit Suisse, Cayman Islands Branch dated May 18, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2007

MARVELL TECHNOLOGY GROUP LTD.

	By:	/s/ Mike Tate
Mike Tate
Vice President, Corporate Controller
and Treasurer and
Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1

Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing by and from Marvell Technology, Inc., First American Title Insurance Company and Credit Suisse, Cayman Island Branch dated May 18, 2007.

10.2	Security Agreement among the Guarantors party thereto and Credit Suisse, Cayman Islands Branch dated May 18, 2007.